Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of AGU Entertainment Corp. (the “Company”) does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the period ended December 31, 2005 (the “Report”) that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the  Securities Exchange Act of 1934, except for the filing date; and

(2) The information contained in the Report fairly presents, in all material respects,  the financial condition and results of operations of the Company.

Date: December 6, 2006	/s/ D. Patrick Laplatney
D. Patrick LaPlatney
Chief Executive Officer

Date: December 6, 2006	/s/ Celestine F. Spoden
Celestine F. Spoden
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.